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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8 - K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report August 30, 1996


     COMMISSION FILE NO. 0-24812


                            BRASSIE GOLF CORPORATION
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             (Exact name of registrant as specified in its charter)



                 DELAWARE                           56-1781650
        --------------------------------   -----------------------------


     (State or other jurisdiction of (I.R.S. Employer Identification No.) incorporation or organization)

                 5806 -A Breckenridge Parkway, Tampa, FL 33610
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                    (Address of principal executive offices)


                                 (813) 621-4653
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              (Registrant's telephone number, including area code)


Check whether the registrant: (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days.  Yes  X    No
                                        ---


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                            BRASSIE GOLF CORPORATION

                                   FORM 8 - K

                               TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets ..............................................  Page 3

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events - None

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits .................................................  Page 4


Signatures .................................................................................  Page 5


Exhibit 99.1         Agreement in Principle between Brassie Golf Corporation and the Edmonton Pipe Industry Pension Trust Fund Dated
                     February 21, 1996 .....................................................  Page 6-7



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ITEM 2.  Acquisition or Disposition of Assets

The Company has disposed of a substantial amount of the common stock of two of its consolidated subsidiaries, The Gauntlet at Laurel Valley, Inc., ("GLV") and the Gauntlet at Myrtle West, Inc., ("GMW").

Effective August 15, 1996, in compliance with a temporary mandatory injunction issued by the 13th Circuit Court of Florida, the Company transferred 45% of the common stock of GLV and GMW to its minority partner and shareholder, the Edmonton Pipe Industry Pension Trust Fund ("Edmonton"). The Company has retained an equity investment of 30% of the common stock and ownership in GLV and GMW. The temporary mandatory injunction enforces a portion of an Agreement in Principle dated February 21, 1996 ("AIP") entered into by parties including the Company and Edmonton. The Company disagrees with Edmonton as to the interpretation and enforceability of the AIP and the Company plans to seek a judicial determination of these issues.

On August 15, 1996 the Company filed in the 2nd District Court of Appeal of Florida an appeal of the temporary mandatory injunction. While the Company cannot predict the outcome of this appeal, the Company anticipates a successful outcome of the appeal and a reacquisition of the transferred stock.

See Note D, Legal Proceedings in the June 30, 1996 Form 10-QSB, incorporated herein by reference.



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ITEM 7.  Financial Statements and Exhibits

A. Financial Statements of Businesses Disposed - It is impracticable to provide the required financial statements for the disposed businesses at this time.
The required financial statements shall be filed by amendment to this Report on Form 8K as soon as practicable, but not later than sixty (60) days after this Report is required to be filed.

B. Pro Forma Financial Information - It is impracticable to provide the required pro forma financial information relating to the disposed businesses at this time. This required pro forma financial information shall be filed by amendment to this Report on Form 8K as soon as practicable, but not later than sixty (60) days after this Report is required to be filed.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                     BRASSIE GOLF CORPORATION


                                By: /s/ Stephen A. Tucker
                                    ----------------------------------------
                                    Stephen A. Tucker
                                    (Principal Financial and Accounting Officer)






Date: August 30, 1996



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